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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       -----------------------------------

                                    FORM 8-K
                         ------------------------------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 3, 2005
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                            Collins Industries, Inc.
             (Exact name of registrant as specified in its charter)
                     --------------------------------------

              Missouri                    0-12619               43-0985160
    (State or other jurisdiction        (Commission           (IRS Employer
          of incorporation)             File Number)        Identification No.)

          15 Compound Drive, Hutchinson, KS                        67502
      (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (620) 663-5551

                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting  material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On  August  3,  2005,  Collins  Industries,  Inc.  issued  a press  release announcing  the  declaration  of a cash dividend for its second  fiscal  quarter ended April 30, 2005. A copy of the press  release is furnished  under Item 9.01 of this Form 8-K as Exhibit 99.1

Item 8.01 Other Events

     On  August  3,  2005,  Collins  Industries,  Inc.  issued  a press  release announcing the filing with the  Securities  and Exchange  Commission of its Form
10-K for the fiscal year ended October 31, 2004 and its Forms 10-Q for the first two fiscal quarters of 2005. A copy of the press release is furnished under Item
9.01 of this Form 8-K as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1 Press Release dated August 3, 2005.

                                    SIGNATURE

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                       COLLINS INDUSTRIES, INC.

Date:  August 3, 2005
                                       By:      /s/ Cletus C. Glasener
                                          --------------------------------------
                                       Name:    Cletus C. Glasener
                                       Title:   Vice President of Finance and
                                                Chief Financial Officer

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